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

                                                                                                                OMB APPROVAL
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                                         UNITED STATES                                                     OMB Number:  3235-0060
                               SECURITIES AND EXCHANGE COMMISSION                                          Expires:  May 31, 2000
                                     Washington, D.C. 20549                                               Estimated average burden
                                                                                                         hours per response...  5.00
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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
Date of Report (Date of earliest event reported)           October 24, 2000
                                                -----------------------------------------------------------------------------------
                                                  Fogdog, Inc.
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                           (Exact name of registrant as specified in its charter)

Delaware                                          000-27437                                              77-0388602
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(State or other jurisdiction                    (Commission                                              (IRS Employer
of incorporation)                                File Number)                                          Identification No.)

500 Broadway, Redwood City, California                                                                     94063
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(Address of principal executive offices)                                                                (Zip Code)
Registrant's telephone number, including area code            (650) 980-2500
                                                  ---------------------------------------------------------------------------------

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                                (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On October 24, 2000, Fogdog, Inc. ("Fogdog") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Global Sports, Inc. ("Global Sports") and Fido Acquisition Corp., a wholly owned subsidiary of Global Sports. As a result of the merger (the "Merger") contemplated by the Merger Agreement, each outstanding share of Fogdog common stock will be converted into the right to acquire 0.135 of a share of Global Sports common stock. The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for as a purchase transaction. Consummation of the Merger is subject to various conditions, including, among other things, receipt of the necessary approvals of the stockholders of Fogdog and clearance under the Hart-Scott-Rodino Antitrust Improvements Act.

     Fogdog, its directors, executive officers and certain other members of Fogdog management may be soliciting proxies from Fogdog stockholders in favor of the adoption of the Merger Agreement, including Timothy P. Harrington
(Chief Executive Officer, President and Director) Bryan J. LeBlanc (Chief Financial Officer, Vice President, Finance and Secretary), Robert S. Chea
(Vice President, Engineering), Ralph T. Parks (Director), Ray A. Rothrock (Director), Lloyd D. Ruth (Director), Warren J. Packard (Director) and Donna
De Varona (Director). Certain information concerning the participants in the solicitation is set forth below. Additional information will be set forth in the proxy statement/prospectus and the registration statement on Form S-4 that are expected to be filed with the Securities and Exchange Commission in connection with the transactions contemplated by the Merger Agreement. Certain directors, executive officers and significant stockholders of Fogdog holding an aggregate of approximately 31% of Fogdog's currently outstanding common stock have entered into voting and stock transfer restriction agreements with Global Sports, dated October 24, 2000 (the "Voting Agreements"), and have delivered irrevocable proxies to Global Sports, pursuant to which they have agreed to vote their Fogdog shares in favor of adoption of the Merger Agreement and related matters. In addition, a certain officer and director of Fogdog has entered into an employment agreement with Global Sports whereby following the completion of the Merger, such officer and director will become an employee of Global Sports.

     The foregoing description of the Merger Agreement, Voting Agreements and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the form of Voting Agreement filed herewith. A joint press release issued by Fogdog and Global Sports announcing the Merger is also filed herewith.

     All stockholders of Fogdog should read the proxy statement/prospectus concerning the Merger Agreement and the Merger that will be filed with the SEC and mailed to Fogdog stockholders. The proxy Statement/prospectus will contain important information that Fogdog stockholders should consider before making any decision regarding the Merger. Fogdog stockholders will be able to obtain the proxy statement/prospectus, as well as Other filings containing information about Fogdog and Global Sports, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus will also be available, without charge, by contacting the Secretary of the appropriate company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The following documents are filed as exhibits to this report:

Exhibit
Number                  Description of Document
------                  -----------------------

2.1 Agreement and Plan of Merger and Reorganization dated as of October 24, 2000, by and among Fogdog, Inc., Global Sports, Inc. and Fido Acquisition Corp., a wholly owned subsidiary of Global Sports, Inc.

2.2 Form of Voting and Stock Transfer Restriction Agreement entered into by and between Global Sports, Inc. and certain stockholders of Fogdog, Inc.

99.1 Joint press release of Fogdog, Inc. and Global Sports, Inc. dated October 24, 2000.
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FOGDOG, INC.



Dated:  October 31, 2000                  By: /S/ TIMOTHY P. HARRINGTON
                                              ----------------------------
                                           Timothy P. Harrington,
                                           President and Chief Executive Officer
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                                  EXHIBIT INDEX



Exhibit
Number              Description of Document
------              -----------------------



2.1 Agreement and Plan of Merger and Reorganization dated as of October 24, 2000, by and among Fogdog, Inc., Global Sports, Inc. and Fido Acquisition Corp., a wholly owned subsidiary of Global Sports, Inc.

2.2 Form of Voting and Stock Transfer Restriction Agreement entered into by and between Global Sports, Inc. and certain stockholders of Fogdog, Inc.

99.1                Joint press release of Fogdog, Inc. and Global Sports, Inc.
                    dated October 24, 2000.